ALL-AMERICAN TERM TRUST INC.                                   SEMIANNUAL REPORT

                                                              September 15, 2000

Dear Shareholder,

We are pleased to present you with the semiannual report for All-American Term Trust Inc. (the "Trust") for the six-month period ended July 31, 2000.

MARKET REVIEW
--------------------------------------------------------------------------------

Relative stability seems to have settled on the markets, as promising news recently tempered what was a volatile previous six months. Inflation-adjusted gross domestic product (GDP) shot up 5.2% in the first quarter of 2000, following an 8.3% increase the previous quarter, prompting the Federal Reserve (the "Fed") to once again raise rates in May, this time by one-half percentage point. This rate increase, however, may have put the final brakes on inflationary pressures, as signs of moderation have emerged. Productivity rose 5.7% for the 12 months ended June 30, 2000. In response, the Fed left interest rates unchanged at its August 22 Federal Open Market Committee meeting, although it warned that any new inflationary pressures would be met by interest rate increases later on.

As the stock market stumbled during the first half of 2000, bonds began to look more attractive to investors. The Lehman Brothers Government/Corporate Bond Index recorded a 5.31% total return for the six-month period ended July 31, 2000. One trouble spot was the increase in high-yield bond defaults during the period. High-grade spreads widened in response to the Treasury curve inversion earlier this year when the Treasury announced a $30 billion debt repurchase program for 2000. Late in the period, spread sectors such as corporate bonds and mortgage securities recovered slightly as investors became more comfortable with credit risk. (The spread is the difference in yield or income over Treasurys that fixed income securities must pay to compensate investors for their greater risk.)

--------------------------------------------------------------------------------
ALL-AMERICAN TERM TRUST INC.

Investment Objective:
High level of current income, consistent with capital preservation. The Trust will terminate on or about January 31, 2003

Portfolio Managers:
Julieanna M. Berry and
James F. Keegan
Mitchell Hutchins
Asset Management Inc.

Commencement:
March 1, 1993

NYSE Symbol:
AAT

Dividend Payments:
Monthly
--------------------------------------------------------------------------------

ALL-AMERICAN TERM TRUST INC.                                   SEMIANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE

Average Annual Returns, Periods Ended 7/31/00

                                                                 Since Inception
                             6 Mos.        1 Yr.      5 Yrs.         3/1/93
--------------------------------------------------------------------------------
Net Asset Value Return       -2.00%       -1.18%       4.58%          4.78%
Market Price Return           0.92         0.27        6.46           4.52
--------------------------------------------------------------------------------

Returns do not reflect any commissions and are not representative of the performance of an individual investment. The Trust's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. Past performance is no guarantee of future results. NAV and market price returns for periods of less than one year are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.

Share Price, Dividend and Yield                                         7/31/00
--------------------------------------------------------------------------------
Net Asset Value                                                         $12.40
Market Price                                                            $11.63
Annualized Dividend                                                     $ 0.72
Market Yield                                                              6.19%
NAV Yield                                                                 5.81%
IPO Yield                                                                 4.80%
--------------------------------------------------------------------------------

Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary. The Trust is actively managed and its portfolio composition will vary over time.

PORTFOLIO HIGHLIGHTS

Some of the largest high-yield spreads in years, relative to U.S. Treasurys, had a negative impact on the Trust's six-month performance. Because the Trust will terminate on or about January 31, 2003, its weighted average duration (a measure of a bond fund's sensitivity to interest rates) is constrained. During the period, the Trust's duration fell 26% to 2.38 years.

The Trust has been increasing its allocation in high-grade instruments in anticipation of its termination date. Average credit quality has increased as a result.

During the period, we increased the Trust's positions in the finance/banking and energy sectors. The Trust's banking holdings focused on BBB-rated credit card companies such as Providian National and Capital One Bank.

ALL-AMERICAN TERM TRUST INC.                                   SEMIANNUAL REPORT

PORTFOLIO STATISTICS

Portfolio Characteristics*                         7/31/00             1/31/00
--------------------------------------------------------------------------------
Weighted Average Maturity                          4.16 yrs            5.00 yrs
Weighted Average Duration                          2.38 yrs            3.22 yrs
Net Assets ($mm)                                    $162.4              $178.5
Leverage (as a % of total assets)                   28.38%              28.43%
--------------------------------------------------------------------------------

Portfolio Composition*                             7/31/00             1/31/00
--------------------------------------------------------------------------------
Corporates                                           76.3%               78.6%
ARMs/Mortgages                                       41.2                39.7
Municipals                                           13.6                12.0
Treasurys/Agencies                                    4.2                 4.1
Liabilities in Excess of Other Assets               -35.3               -34.4
--------------------------------------------------------------------------------
Total                                               100.0               100.0

Top Five Sectors*          7/31/00                                     1/31/00
--------------------------------------------------------------------------------
Finance/Banking             13.9%              Finance/Banking          13.5%
Municipals                  13.6               Municipals               12.0
Cable/Media                  8.3               Cable/Media              10.6
Energy                       8.0               Energy                    6.6
Broker/Dealer                4.8               Diversified Industrials   5.9
--------------------------------------------------------------------------------
Total                       48.6               Total                    48.6

Credit Quality*                                    7/31/00             1/31/00
--------------------------------------------------------------------------------
AAA                                                  63.7%              60.0%
AA                                                    1.3                1.1
A                                                    15.3               16.2
BBB                                                  44.6               31.0
BB                                                    9.1               10.3
B                                                     2.4               13.3
Below B                                               0.4                0.4
Non-Rated & Liabilities in Excess of Other Assets   -36.8              -32.3
--------------------------------------------------------------------------------
Total                                               100.0              100.0

* Weightings represent percentages of net assets as of the dates indicated. The Trust is actively managed and its composition will vary over time.

ALL-AMERICAN TERM TRUST INC.                                   SEMIANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------

Based on the Federal Reserve's recent inaction regarding interest rates, as well as signs that the economy will settle back into a rhythm of slowing, steadier growth, we believe that the soft landing most investors and economists were hoping for will indeed occur. Valuations look more attractive than at any time in recent months. We believe this combination bodes well for greater stability in the bond markets.

We expect the corporate and mortgage sectors to outperform and intend to continue our focus on increasing the Trust's position in high-grade securities.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on All-American Term Trust Inc. or a fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,


/s/ Margo Alexander

MARGO ALEXANDER
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.


/s/ James F. Keegan

JAMES F. KEEGAN
Portfolio Manager
All-American Term Trust Inc.


/s/ Brian M. Storms

BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.


/s/ Julieanna M. Berry

JULIEANNA M. BERRY
Portfolio Manager
All-American Term Trust Inc.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefullly before investing.

This letter is intended to assist shareholders in understanding how the Trust performed during the six-month period ended July 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

ALL-AMERICAN TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                               JULY 31, 2000 (unaudited)

Principal
 Amount                                                                             Maturity             Interest
 (000)                                                                                Dates                Rates          Value
--------                                                                            --------             --------         -----
Collateralized Mortgage Obligation--0.31%
 $ 4,991    FNMA Trust 1993-41, Class H* (cost--$516,511) ...................        03/25/23              7.000%      $   497,003
                                                                                                                       -----------
Federal Home Loan Mortgage Corporation Certificates--8.53%
  13,523    FHLMC ARM(3)  (cost--$13,974,964) ...............................        02/01/22              7.391        13,843,660
                                                                                                                       -----------
Federal National Mortgage Association Certificates--16.76% ..................
   7,494    FNMA ARM ........................................................        11/01/23              7.795         7,684,906
  20,000    FNMA COFI ARM ...................................................          TBA                 6.252        19,531,250
                                                                                                                       -----------
Total Federal National Mortgage Association Certificates (cost--$27,127,910).                                           27,216,156
                                                                                                                       -----------
Government National Mortgage Association Certificates--15.57%
  25,139    GNMA II ARM  (cost--$25,193,548) ................................  05/20/23 to 08/20/24   6.375 to 6.750    25,281,423
                                                                                                                       -----------
U. S. Government Agency Obligation--2.99%
   5,000    FNMA(3) (cost--$5,094,481) ......................................        04/15/03              5.750         4,855,890
                                                                                                                       -----------
Corporate Bonds--73.42%

Aerospace / Defense--1.90%
   3,000    Martin Marietta Corporation .....................................        03/01/03              9.000         3,085,308
                                                                                                                       -----------
Banking--6.58%
   3,000    Capital One Bank ................................................        02/15/03              6.375         2,886,717
   2,000    PNC Funding Corporation .........................................        03/01/03              6.875         1,971,108
   6,000    Providian National Bank .........................................        03/15/03              6.700         5,818,926
                                                                                                                       -----------
                                                                                                                        10,676,751
                                                                                                                       -----------
Broker / Dealer--4.79%
   2,000    Goldman Sachs Group Incorporated ................................        02/01/03              6.250         1,942,566
   6,000    Lehman Brothers Holdings Incorporated ...........................  04/01/03 to 04/15/03   6.250 to 7.250     5,839,780
                                                                                                                       -----------
                                                                                                                         7,782,346
                                                                                                                       -----------
Cable--3.69%
   4,000    Adelphia Communications Corporation .............................        10/01/02              9.250         3,945,000
   2,000    Telecommunications Incorporated .................................        01/15/03              8.250         2,050,868
                                                                                                                       -----------
                                                                                                                         5,995,868
                                                                                                                       -----------
Communications / Satellite--0.99%
   1,700    Panamsat Corporation ............................................        01/15/03              6.000         1,616,516
                                                                                                                       -----------
Energy--8.04%
   3,000    Enron Corporation ...............................................        04/01/03              9.125         3,116,370
   4,500    K N Energy Incorporated .........................................        03/01/03              6.450         4,381,807
   1,800    Orion Refining Corporation**++ ..................................        11/15/04             10.000           900,079
   5,000    R & B Falcon Corporation ........................................        04/15/03              6.500         4,650,000
                                                                                                                       -----------
                                                                                                                        13,048,256
                                                                                                                       -----------
Finance--7.36%
   4,000    Finova Capital Corporation MTN ..................................        02/18/03              6.110         3,457,108
   4,000    General Motors Acceptance Corporation ...........................        01/22/03              5.875         3,866,000
   4,000    Osprey Trust Incorporated .......................................        01/15/03              8.310         4,027,064
   2,000    Reliance Group Holdings Incorporated ............................        11/15/00              9.000           600,000
                                                                                                                       -----------
                                                                                                                        11,950,172
                                                                                                                       -----------
Food & Beverage--3.49%
   6,000    Nabisco Incorporated ............................................        02/01/03(b)           6.125         5,671,044
                                                                                                                       -----------

ALL-AMERICAN TERM TRUST INC.

Principal
 Amount                                                                             Maturity             Interest
 (000)                                                                                Dates                Rates         Value
--------                                                                            --------             --------        -----
Corporate Bonds (concluded)

Food / Retail--1.52%
  $2,500    Fred Meyer Incorporated .........................................        03/01/03              7.150%     $  2,462,647
                                                                                                                      ------------
Healthcare--3.63%
   6,000    Tenet Healthcare Corporation ....................................        01/15/03              7.875         5,887,500
                                                                                                                      ------------
Hotels, Lodging--2.45%
   4,000    Hilton Hotels Corporation .......................................        07/15/02              7.700         3,977,844
                                                                                                                      ------------
Industrial / Vehicle Parts--3.11%
   5,000    Goodyear Tire & Rubber Company ..................................        03/15/03              8.125         5,048,455
                                                                                                                      ------------
Insurance--4.23%
   7,000    Prudential Insurance Company of America .........................        04/15/03              6.875         6,861,995
                                                                                                                      ------------
Media--4.61%
   7,300    News America Holdings Incorporated ..............................        02/01/03              8.625         7,485,413
                                                                                                                      ------------
Packaging--1.26%
   2,000    Grupo Industrial Durango S.A. ...................................        07/15/01             12.000         2,045,000
                                                                                                                      ------------
Service--1.41%
   2,670    Browning Ferris Industries Incorporated .........................        01/15/03              6.100         2,256,150
   1,000    Premier Graphics Incorporated ...................................        12/01/05             11.500            30,000
                                                                                                                      ------------
                                                                                                                         2,286,150
                                                                                                                      ------------
Steel / Oil--3.74%
   6,000    USX Corporation MTN .............................................        08/05/02              7.990         6,075,000
                                                                                                                      ------------
Technology--2.16%
   3,000    Comdisco Corporation MTN ........................................        01/28/02              9.500         3,015,561
   2,140    InterAct Systems Incorporated**++ ...............................        08/01/03             14.000           492,200
                                                                                                                      ------------
                                                                                                                         3,507,761
                                                                                                                      ------------
Tobacco--3.90%
   6,500    Philip Morris Companies Incorporated ............................        01/15/03              7.250         6,335,869
                                                                                                                      ------------
Transportation-Air Freight--3.41%
   5,500    Airborne Freight Corporation ....................................        12/15/02              8.875         5,537,235
                                                                                                                      ------------
Utilities--1.15%
   1,890    Niagara Mohawk Power Corporation ................................        10/01/02              7.250         1,872,401
                                                                                                                      ------------
Total Corporate Bonds (cost--$126,578,937) ..................................                                          119,209,531
                                                                                                                      ------------
Convertible Bond--1.80%

Technology--1.80%
   3,000    Softkey International Incorporated (cost--$2,962,205) ...........        11/01/00              5.500         2,925,000
                                                                                                                      ------------

ALL-AMERICAN TERM TRUST INC.

Principal
 Amount                                                                             Maturity             Interest
 (000)                                                                                Dates                Rates           Value
--------                                                                            --------             --------          -----
Zero Coupon Municipal Securities (1)--13.64%
  $  650    Bolingbrook Illinois Park District ..............................        01/01/03              5.475%      $   579,878
     995    Cook County Illinois High School District .......................        12/01/02              6.124           892,177
   4,500    Houston Texas Independent School District .......................        08/15/02         5.200 to 5.250     4,091,232
   7,000    Houston Texas Water & Sewer .....................................        12/01/02              5.050         6,276,620
   1,000    Maricopa County Arizona School District .........................        01/01/02              5.300           937,600
   3,895    NorthEast Independent School District Texas .....................        02/01/03              5.150         3,458,604
   6,000    San Antonio Texas Electric & Gas ................................        02/01/03         5.150 to 5.900     5,329,710
     650    William County Illinois Community School District ...............        12/15/02              6.024           582,309
                                                                                                                       -----------
Total Zero Coupon Municipal Securities (cost--$21,707,551) ..................                                           22,148,130
                                                                                                                       -----------

Number of
 Shares
---------
Common Stocks (a)--0.64%

Food & Beverage--0.03%
  15,356    Packaged Ice Incorporated ..............................................................................        57,585
                                                                                                                       -----------
Retail--0.58%
 261,250    Samuels Jewelers Incorporated++(2) .....................................................................       940,500
                                                                                                                       -----------
Service--0.03%
  24,965    Waste Systems International Incorporated ...............................................................        43,689
                                                                                                                       -----------
Total Common Stocks (cost--$2,471,540) .............................................................................     1,041,774
                                                                                                                       -----------

Preferred Stocks (a)--0.41%

Energy--0.03%
     991    Orion Refining Corporation++ ...........................................................................        42,536
                                                                                                                       -----------
Service--0.14%
     804    Waste Systems International Incorporated**++ ...........................................................       221,100
                                                                                                                       -----------
Technology--0.24%
   4,000    InterAct Systems Incorporated**++ ......................................................................       400,000
                                                                                                                       -----------
Total Preferred Stocks (cost--$2,474,245) ..........................................................................       663,636
                                                                                                                       -----------
Number of
Warrants
---------
Warrants (a)--0.02%

General Industrial--0.01%
   2,000    SabreLiner Corporation .................................................................................        18,000
                                                                                                                       -----------
Technology--0.01%
   3,000    Electronic Retailing Systems International .............................................................            30
   4,000    InterAct Electronic Marketing Incorporated++ ...........................................................            40
   4,000    InterAct Systems Incorporated++ ........................................................................        20,000
                                                                                                                       -----------
                                                                                                                            20,070
                                                                                                                       -----------
Total Warrants (cost--$143,976) ....................................................................................        38,070
                                                                                                                       -----------

ALL-AMERICAN TERM TRUST INC.

Principal
 Amount                                                                             Maturity             Interest
 (000)                                                                                Dates                Rates         Value
--------                                                                            --------             --------        -----
Short-Term U.S. Government Agency Obligations--1.23%
$  2,000    Federal Home Loan Bank Discount  Notes (cost--$1,993,965) ..........     08/18/00              6.390%@    $  1,993,965
                                                                                                                      ------------
Repurchase Agreement--3.55%
   5,764    Repurchase Agreement dated 07/31/00 with Dresdner Bank
               collateralized by $5,887,000 U.S. Treasury Notes, 4.625% due
               11/30/00 (value--$5,899,951); proceeds: $5,765,047
               (cost--$5,764,000) ..............................................     08/01/00              6.540        5,764,000
                                                                                                                      ------------
Total Investments (cost--$236,003,833)--138.87% ................................                                       225,478,238
Liabilities in excess of other assets--(38.87)% ................................                                       (63,116,870)
                                                                                                                      ------------
Net Assets--100.00% ............................................................                                      $162,361,368
                                                                                                                      ============

----------
* Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
++    Illiquid securities representing 1.86% of net assets.
@     Yield to maturity for discounted securities.
(a)   Non-income producing securities.
(b)   Maturity date reflects mandatory put date.
(1) Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.
(2) Security is being fair valued by a management committee under the direction of the board of directors.
(3) Security, or a portion thereof, was pledged as collateral for the reverse repurchase agreement.
ARM Adjustable rate mortgage, the interest rate shown is the current rate at July 31, 2000.
COFI  Cost-of-Funds Index
MTN   Medium Term Note
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with approximate principal amount (generally +/-1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

                 See accompanying notes to financial statements.

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                    JULY 31, 2000 (unaudited)

Assets:
Investments in securities, at value (cost--$236,003,833) ......   $ 225,478,238
Cash ..........................................................             646
Interest receivable ...........................................       2,896,108
Other assets ..................................................           1,458
                                                                  -------------
Total assets ..................................................     228,376,450
                                                                  -------------

Liabilities:
Payable for investments purchased .............................      52,470,707
Payable for reverse repurchase agreements .....................      13,085,000
Payable to investment adviser and administrator ...............         124,388
Payable for shares of capital stock repurchased ...............          84,582
Payable for interest on reverse repurchase agreements .........          11,904
Accrued expenses and other liabilities ........................         238,501
                                                                  -------------
Total liabilities .............................................      66,015,082
                                                                  -------------

Net Assets:
Capital Stock--$0.001 par value; 100,000,000 shares authorized;
   13,098,067 shares issued and outstanding ...................     198,471,425
Undistributed net investment income ...........................       9,239,283
Accumulated net realized loss from investment transactions ....     (34,823,745)
Net unrealized depreciation on investments ....................     (10,525,595)
                                                                  -------------
Net assets applicable to shares outstanding ...................   $ 162,361,368
                                                                  =============
Net asset value per share .....................................          $12.40
                                                                         ======

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF OPERATIONS

                                                                    For the Six
                                                                    Months Ended
                                                                   July 31, 2000
                                                                    (unaudited)
                                                                   -------------
Investment income:
Interest ........................................................   $ 7,088,400
                                                                    -----------

Expenses:
Investment advisory and administration ..........................       764,456
Interest expense ................................................       427,821
Custody and accounting ..........................................        50,964
Reports and notices to shareholders .............................        36,392
Legal and audit .................................................        31,712
Transfer agency fees ............................................         5,749
Directors' fees .................................................         5,250
Other expenses ..................................................        76,809
                                                                    -----------
                                                                      1,399,153
                                                                    -----------
Net investment income ...........................................     5,689,247
                                                                    -----------

Realized and unrealized losses from investment activities:
Net realized loss from investment transactions ..................    (9,592,495)
Net change in unrealized appreciation/depreciation of investments      (288,083)
                                                                    -----------
Net realized and unrealized loss from investment activities .....    (9,880,578)
                                                                    -----------
Net decrease in net assets resulting from operations ............   $(4,191,331)
                                                                    ===========

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                    For the Six     For the Year
                                                                    Months Ended       Ended
                                                                   July 31, 2000     January 31,
                                                                    (unaudited)         2000
                                                                   -------------    ------------
From operations:
Net investment income ...........................................   $  5,689,247    $ 13,558,722
Net realized loss from investments ..............................     (9,592,495)    (14,050,156)
Net change in unrealized appreciation/depreciation of investments       (288,083)        382,552
                                                                    ------------    ------------
Net decrease in net assets resulting from operations ............     (4,191,331)       (108,882)
                                                                    ------------    ------------

Dividends to shareholders from:
Net investment income ...........................................     (4,869,336)    (11,924,800)
                                                                    ------------    ------------

Capital stock transactions:
Cost of shares repurchased ......................................     (7,041,912)             --
                                                                    ------------    ------------
Net decrease in net assets ......................................    (16,102,579)    (12,033,682)

Net assets:
Beginning of period .............................................    178,463,947     190,497,629
                                                                    ------------    ------------
End of period (including undistributed net investment income
   of $9,239,283 and $8,419,372, respectively) ..................   $162,361,368    $178,463,947
                                                                    ============    ============

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                                                                 For the Six
                                                                                 Months Ended
                                                                                July 31, 2000
                                                                                 (unaudited)
                                                                                -------------
Cash flows provided from operating activities:
Interest received ...........................................................   $   6,926,078
Operating expenses paid .....................................................        (990,394)
Interest paid ...............................................................        (429,625)
Sale of short-term portfolio investments, net ...............................         573,821
Purchases of long-term portfolio investments ................................    (343,231,511)
Sales of long-term portfolio investments ....................................     350,157,895
                                                                                -------------
Net cash flows provided from operating activities ...........................      13,006,264
                                                                                -------------

Cash flows used for financing activities:
Dividends paid to shareholders ..............................................      (4,869,336)
Capital stock repurchased ...................................................      (6,957,330)
Decrease in reverse repurchase agreements ...................................      (1,219,000)
                                                                                -------------
Net cash flows used for financing activities ................................     (13,045,666)
                                                                                -------------

Net decrease in cash ........................................................         (39,402)
Cash at beginning of period .................................................          40,048
                                                                                -------------
Cash at end of period .......................................................   $         646
                                                                                =============

Reconciliation of net decrease in net assets resulting from operations to net cash flows provided from operating activities:
Net decrease in net assets resulting from operations ........................   $  (4,191,331)
                                                                                -------------
Decrease in investments, at value ...........................................      20,084,605
Decrease in interest receivable .............................................         552,965
Decrease in payable for investments purchased ...............................      (3,419,109)
Decrease in payable to investment adviser and administrator .................         (12,496)
Decrease in accrued expenses and other liabilities ..........................          (8,370)
                                                                                -------------
Total adjustments ...........................................................      17,197,595
                                                                                -------------
Net cash flows provided from operating activities ...........................   $  13,006,264
                                                                                =============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      All-American Term Trust Inc. (the "Trust") was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust will terminate on or about January 31, 2003.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Valuation of Investments--The Trust calculates its net asset value based on the current market value for its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), and investment adviser and administrator of the Trust. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

      Repurchase Agreements--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

      Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

      Reverse Repurchase Agreements--The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

NOTES TO FINANCIAL STATEMENTS (unaudited)

      The average monthly balance of reverse repurchase agreements outstanding during the six months ended July 31, 2000 was $13,678,333 at a weighted average interest rate of 6.19%.

      Dollar Rolls--The Trust enters into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price.

      Dividends and Distributions--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a liquidating distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

      The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

      The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

      On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at July 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

      At July 31, 2000, the components of net unrealized depreciation of investments were as follows:

       Gross appreciation (investments having an excess of value over cost).........     $    946,497
       Gross depreciation (investments having  an excess of cost over value)........      (11,472,092)
                                                                                         ------------
       Net unrealized depreciation of investments...................................     $(10,525,595)
                                                                                         ============

NOTES TO FINANCIAL STATEMENTS (unaudited)

      For the six months ended July 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $339,952,402 and $349,319,911, respectively.

CAPITAL STOCK

      There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 13,098,067 shares outstanding at July 31, 2000, Mitchell Hutchins owned 9,501 shares.

      For the period May 23, 2000 (commencement of repurchase program) through July 31, 2000, the Trust repurchased 608,600 shares of its common stock at an average market price per share of $11.52 and a weighted average discount from net asset value of 6.56% per share. At July 31, 2000, paid-in-capital was reduced by the cost of $7,041,912 of capital stock repurchased.

FEDERAL TAX STATUS

      It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about January 31, 2003, the Trust may retain a portion of its taxable income and will pay any applicable excise tax.

      At January 31, 2000, the Trust had a net capital loss carryforward of $21,227,537 which will expire by 2004 or upon termination of the Trust, whichever occurs sooner. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed.

ALL-AMERICAN TERM TRUST  INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                            For the Six
                                                            Months Ended                 For the Years Ended January 31,
                                                            July 31, 2000    -------------------------------------------------------
                                                             (unaudited)       2000         1999       1998      1997        1996
                                                            -------------    --------     --------   --------   --------   ---------
Net asset value, beginning of period ......................    $  13.02      $  13.90     $  15.09   $  14.54   $  14.37   $  13.31
                                                               --------      --------     --------   --------   --------   --------
Net investment income .....................................        0.43          0.99         1.09       1.15       1.10       1.19
Net realized and unrealized gains (losses) from investments       (0.72)        (1.00)       (1.29)      0.42       0.13       0.99
                                                               --------      --------     --------   --------   --------   --------
Net increase (decrease) from investment operations ........       (0.29)        (0.01)       (0.20)      1.57       1.23       2.18
                                                               --------      --------     --------   --------   --------   --------
Dividends from net investment income ......................       (0.36)        (0.87)       (0.99)     (1.02)     (1.06)     (1.12)
                                                               --------      --------     --------   --------   --------   --------
Net increase in net asset value resulting from
   repurchase of common stock .............................        0.03            --           --         --         --         --
                                                               --------      --------     --------   --------   --------   --------
Net asset value, end of period ............................    $  12.40      $  13.02     $  13.90   $  15.09   $  14.54   $  14.37
                                                               ========      ========     ========   ========   ========   ========
Per share market value, end of period .....................    $  11.63      $  11.88     $  13.13   $  14.06   $  12.75   $  13.25
                                                               ========      ========     ========   ========   ========   ========
Total investment return (1) ...............................        0.92%        (2.99)%       0.31%     18.93%      4.59%  $  19.34%
                                                               ========      ========     ========   ========   ========   ========
Ratios/Supplemental Data:
Net assets, end of period (000's) .........................    $162,361      $178,464     $190,498   $206,812   $199,303   $196,997
Expenses to average net assets ............................        1.65%*+       1.45%+       1.09%      1.10%      1.18%      1.05%
Net investment income to average net assets ...............        6.70%*        7.39%        7.50%      7.81%      7.70%      8.49%
Portfolio turnover rate** .................................         149%          320%         337%       398%       391%       415%
Asset coverage++ ..........................................    $  3,476      $  3,553           --         --         --         --

----------
 *    Annualized
** These ratios include dollar roll transactions. If such transactions were excluded from purchases and sales, the portolio turnover rates would be 51% for the six months ended July 31, 2000 and 27%, 70%, 129%, 50% and 45% for the fiscal years ended January 31, 2000, 1999, 1998, 1997 and 1996, respectively.
 + These ratios include 0.50% and 0.36% related to interest expense for the six months ended July 31, 2000 and for the year ended January 31, 2000, respectively, which represent the cost of leverage to the Trust.
++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for a period of less than one year.

ALL-AMERICAN TERM TRUST INC.

GENERAL INFORMATION (unaudited)

THE TRUST

      All-American Term Trust Inc. (the "Trust") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $74.4 billion in assets under management as of August 31, 2000.

SHAREHOLDER INFORMATION

      The NYSE ticker symbol for the Trust is "AAT". Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and weekly in Barron's, as well as numerous other publications.

      An annual meeting of shareholders of the Trust was held on May 18, 2000. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell (resigned as Director effective September 8, 2000), Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young LLP was ratified as independent accountants for the Trust for the fiscal year ending January 31, 2001.

Proposal 1

ALL SHARES VOTING AS A SINGLE CLASS:

                                                      Share            Shares
                                                      Voted           Withhold
                                                       For            Authority
                                                   ----------        -----------
To vote for or against the election of:

Margo N. Alexander ...........................     13,071,364          248,579
Richard Q. Armstrong .........................     13,076,155          243,788
E. Garrett Bewkes, Jr.........................     13,064,986          254,957
Richard R. Burt ..............................     13,090,185          229,758
Mary C. Farrell ..............................     13,058,786          261,157
Meyer Feldberg ...............................     13,090,579          229,364
George W. Gowen ..............................     13,064,782          255,161
Frederic V. Malek ............................     13,086,690          233,253
Carl W. Schafer ..............................     13,072,411          247,532
Brian M. Storms ..............................     13,093,021          226,922

ALL-AMERICAN TERM TRUST INC.

Proposal 2

                                                Shares     Shares      Shares
                                                Voted       Voted     Withhold
                                                 For       Against    Authority
                                               --------   ---------  -----------

To vote for or against the ratification
of the selection of Ernst & Young as the
Trust's independent accountants for the
fiscal year ending January 31, 2001.          13,068,201    158,348      93,394

      (Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals)

DISTRIBUTION POLICY

      The Trust's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

      A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

      Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, N.A., c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

================================================================================

DIRECTORS

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
President

Amy Doberman
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Dennis L. McCauley
Vice President

James F. Keegan
Vice President

Julieanna Berry
Vice President

Mark Tincher
Vice President

INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Trust without examination by independent accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

                                  PaineWebber

                        (C)2000 PaineWebber Incorporated
                               All Rights Reserved
                                   Member SIPC




                                Semiannual Report


                                ---------------
                                ALL-AMERICAN
                                TERM TRUST INC.



                                 JULY 31, 2000